Exhibit 99.1

Newly Appointed Safe Harbor Financial CEO Terry Mendez Issues Letter to Shareholders

Highlights Successful Debt Modification Agreement with PCCU and Upcoming Special Shareholder

Meeting on Thursday, March 13 at 4:30 p.m. ET

GOLDEN, Colo., March 11, 2025 – SHF Holdings, Inc., d/b/a Safe Harbor Financial (“Safe Harbor” or the “Company”) (Nasdaq: SHFS), a fintech leader in facilitating financial services and credit facilities to the regulated cannabis industry, announced that its newly appointed CEO, Terry Mendez, issued the following letter to Safe Harbor Financial shareholders:

To Our Shareholders,

I am honored to address you as the newly appointed Chief Executive Officer of SHF Holdings, Inc. (Nasdaq: SHFS), which I will refer to as “Safe Harbor.” My background as a cannabis industry operator and business transformation executive has given me firsthand insight into the complex challenges that cannabis-related businesses (CRB) navigate daily. This experience, combined with my vision to capitalize on Safe Harbor’s core strengths will enable us to develop innovative financial solutions that directly address cannabis industry pain points.

I believe that Safe Harbor has a tremendous opportunity to further monetize its position as a Fintech leader providing financial services and credit facilities to the regulated cannabis industry, by potentially offering a broad array of services that address needs beyond bank services. Without a doubt, Safe Harbor is well positioned to offer competitive solutions designed to protect, lend, connect and enable our CRB clients.

At Safe Harbor, the trust of our financial institution customers and our CRB clients is our most prized asset. Our market leadership is backed by a significant achievement: Surpassing $25 billion in processed cannabis-related funds through our trusted network of partner banks. This milestone aligned with the Company’s 10th anniversary, celebrating a decade of innovation, resilience, reliability and leadership in a complex industry where many have succumbed to regulatory scrutiny. The financial institution(s) that have leveraged our compliance program have successfully navigated over 16 federal or state regulator exams. This deep industry engagement positions us to evolve into a comprehensive FinTech platform that seamlessly serves cannabis operators, financial institutions and lenders.

PCCU Debt Modification, Strategic Growth & Financial Strength

As promised, Safe Harbor successfully negotiated a highly favorable debt modification with Partner Colorado Credit Union (PCCU). This agreement includes a two-year interest-only period, including the two months already granted, which unlocks more than $6 million in cash that would have otherwise gone to principal amortization over the next two years. Additionally, we have secured an extension of the due date, now set for October 2030, while maintaining an interest rate of 4.25%. PCCU is one of our largest shareholders, a partner financial institution and the note holder. By agreeing to this debt modification, I believe that PCCU recognizes that stock appreciation will contribute to the success of its members, when compared to just principal repayment. This debt modification reflects PCCU’s confidence in Safe Harbor’s strategy and reinforces our ability to invest in growth while maintaining a strong operational foundation. With enhanced financial flexibility, we are well-positioned to pursue new opportunities that drive long-term success and value for our shareholders, customers and partners. These decisive steps enhance our financial standing as we begin this new chapter under my leadership.

Nasdaq Listing and Special Shareholder Meeting to be held on March 13th at 4:30 p.m. ET

In an effort to work towards listing compliance with Nasdaq, on February 21, 2025, we filed a definitive proxy statement with the SEC asking shareholders to consider and vote upon a proposal to approve an amendment to affect a reverse stock split.

We have also arranged for a Special Shareholder Meeting to be held this Thursday, March 13, 2025, at 4:30 p.m. ET via live webcast, during which we will share additional information on our go-forward strategy for the business.

To participate in the Special Meeting via the Internet, please visit: www.virtualshareholdermeeting.com/SFHS2025SM. Registration to attend the virtual Special Meeting will open 15 minutes prior to the start time, beginning at 4:15 p.m. ET. After you register, you will receive an email with instructions including a unique link to access the Special Meeting.

The Future of Safe Harbor

My long-term vision is clear: Safe Harbor will transform from a specialized banking services provider into a multi-faceted FinTech. By leveraging our trusted industry relationships, deep regulatory expertise and by making innovative technology investments, we expect to create greater value for our CRB clients, attract additional partner financial institutions and unlock new growth opportunities for our shareholders. I look forward to the opportunity to share this vision in detail with you at the upcoming Shareholder Meeting on March 13th.

We appreciate your continued trust and investment in Safe Harbor Financial and are excited to deliver strong, sustainable growth in the months ahead.

Sincerely,

Terrance (Terry) Mendez

Chief Executive Officer

Safe Harbor Financial (Nasdaq: SHFS)

About Safe Harbor

Safe Harbor is among the first service providers to offer compliance, monitoring and validation services to financial institutions, providing traditional banking services to cannabis, hemp, CBD and ancillary operators, making communities safer, driving growth in local economies and fostering long-term partnerships. Safe Harbor, through its financial institution clients, implements high standards of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting Bank Secrecy Act obligations in line with FinCEN guidance on cannabis-related businesses. Over the past decade, Safe Harbor has facilitated more than $25 billion in deposit transactions for businesses with operations spanning more than 41 states and US territories with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; success or viability of new product and service offerings Safe Harbor may introduce in the future; the impact volatility in the capital markets, which may adversely affect the price of Safe Harbor’s securities; the outcome of any legal proceedings that have been or may be brought by or against Safe Harbor; and other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Safe Harbor’s filings with the U.S. Securities and Exchange Commission. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact Information

Safe Harbor Investor Relations

ir@SHFinancial.org

KCSA Strategic Communications

Ellen Mellody

safeharbor@kcsa.com

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